Shareholders' Equity	12 Months Ended
Jun. 28, 2015
Equity [Abstract]
Shareholders' Equity

SHAREHOLDERS’ EQUITY

We have 12,000,000 shares of authorized common stock, par value $.01 per share, with 3,526,700 and 3,484,816 shares outstanding at June 28, 2015 and June 29, 2014, respectively. Holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders.

Our Board of Directors authorized a stock repurchase program to buy back up to 3,839,395 outstanding shares as of June 28, 2015. As of June 28, 2015, 3,655,322 shares have been repurchased under this program at a cost of approximately $136.4 million. No Shares were repurchased under this program during 2015 or 2014.